CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	6 Months Ended
Jun. 30, 2025
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH

4.CASH AND CASH EQUIVALENTS AND RESTRICTED CASH

Cash and cash equivalents comprise cash on hand, cash in banks, cash in transit and short-term, highly liquid investments, which are unrestricted as to withdrawal and use, with an original maturity of not more than three months that are readily convertible into known amount of cash and that are subject to an insignificant risk of change in value.

Restricted cash is comprised primarily of cash as collateral for letters of credit issued to the landlords for certain of the Group’s leased facilities, cash receipts from customers at commercial banks which are temporarily frozen and checked before being transferred to current accounts of the Group, autonomous vehicle manufacturing surety bonds and cash held as collateral for sales to commercial banking partner/leasing company with a resale value guarantee. The Company determines current or non-current classification based on the expected duration of the restriction.

Details of cash and cash equivalent and restricted cash are presented in the interim condensed consolidated statements of cash flows as below:

	As of December 31,	As of June 30,
	2024	2025
	VND million	VND million	USD
Cash and cash equivalents	3,306,793	13,772,585	549,759,899
Short-term restricted cash	2,371,038	1,639,530	65,445,074
Long-term restricted cash	1,610,439	2,101,803	83,897,613
Total cash, cash equivalent and restricted cash	7,288,270	17,513,918	699,102,587